Exhibit 10.157


                  THIS  WARRANT AND THE SHARES  ISSUABLE  UPON  EXERCISE OF THIS
         WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("FEDERAL ACT") OR THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, AS AMENDED ("FLORIDA ACT"), AND HAVE NOT BEEN REGISTERED UNDER ANY OTHER STATE SECURITIES LAW. THIS WARRANT HAS BEEN, AND ANY SHARES ISSUED UPON EXERCISE OF THIS WARRANT WILL BE, ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS WARRANT AND THE SHARES FOR WHICH THIS WARRANT IS EXERCISABLE IS EFFECTIVE UNDER THE FEDERAL ACT, THE FLORIDA ACT, AND ANY OTHER APPLICABLE STATE SECURITIES LAWS, OR SUCH REGISTRATION IS NOT REQUIRED.

                           DISPLAY TECHNOLOGIES, INC.

                             STOCK PURCHASE WARRANT

Warrant to Purchase                                             January 17, 2001
up to 857,000 shares of
Common Stock

         THIS CERTIFIES that, for value received, THE FROST NATIONAL BANK F/B/O RENAISSANCE US GROWTH & INCOME TRUST PLC or its registered and permitted assigns, is entitled to subscribe for and purchase from DISPLAY TECHNOLOGIES, INC., a Nevada corporation (the "CORPORATION"), at a price of $0.125 per share, subject to adjustment pursuant to SECTION 3 below, (the "EXERCISE PRICE") at any time after the date hereof but prior to the fifth anniversary of the date hereof 857,000 shares (subject to adjustment pursuant to SECTION 2 below) of fully paid and nonassessable Common Stock, $0.001 par value per share, of the Corporation (the "COMMON STOCK"), subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant and any Warrant or Warrants subsequently issued upon exchange or transfer hereof are hereinafter collectively called the "WARRANT."

         1. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the holder hereof, in whole at any time or in part from time to time, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the Corporation shown in SECTION 13 hereof, and by payment to the Corporation of the Exercise Price in cash, by certified or official bank check or by wire transfer, for each share being purchased. In lieu of payment of cash, the holder hereof may satisfy the Exercise Price of shares being acquired hereunder by surrender of the right to purchase a number of shares of Common Stock hereunder (the "SURRENDERED SHARES") whose value, based on the Closing Price on the day prior to such exercise, exceeds the aggregate Exercise Price of the Surrendered Shares by an amount equal to the aggregate Exercise Price of the shares with respect to which this Warrant is being exercised. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder hereof, shall be delivered to the holder hereof within two days, after the rights represented by this Warrant shall have been so exercised and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Exercise Price was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open. As used in this Warrant, "CLOSING PRICE" means the closing sale price of the Common Stock on the NASDAQ National Market, or the principal market or exchange on which the Common Stock is then traded, for the specified trading day, or if the Common Stock is not so traded, the value per share determined by the Board of Directors of the Corporation acting in good faith.

         2. ADJUSTMENT OF NUMBER OF SHARES SUBJECT TO WARRANT. Upon any adjustment of the Exercise Price as provided in SECTION 3 hereof, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price, as adjusted, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         3. ADJUSTMENT OF EXERCISE PRICE. (a) If and whenever the Corporation shall issue, sell, distribute or otherwise transfer any shares of its Common Stock (including treasury shares), other than as the result of exercises of options, warrants or conversion rights outstanding on the date hereof, for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue, sale, or transfer then, upon such event the Exercise Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such event (including as outstanding all shares of Common Stock issuable upon conversion of convertible securities of the Corporation, except for Series A-1 Preferred Stock issued pursuant to the Agreement to Provide Guarantee dated the date hereof (the "GUARANTEE AGREEMENT"), and issuable upon the exercise of options and warrants of the Corporation, except for this Warrant and other warrants issued pursuant to the Guarantee Agreement and the Securities Purchase Agreement dated July 30, 1999 (the "PURCHASE AGREEMENT")) multiplied by the then existing Exercise Price and (y) the consideration, if any, received by the Corporation upon such event, by (ii) the total number of shares of Common Stock outstanding immediately after such event (including as outstanding all shares of Common Stock issuable upon conversion of convertible securities of the Corporation, except for Series A-1 Preferred Stock issued pursuant to the Guarantee Agreement, and issuable upon the exercise of options and warrants of the Corporation, except for this Warrant and other warrants issued pursuant to the Guarantee Agreement and the Purchase Agreement, provided that, for this purpose, in computing the number of shares of Common Stock issuable upon conversion of convertible securities or exercise of warrants or options, any adjustments in the conversion price of such convertible securities or in the exercise price of such warrants or options resulting from the transaction which gave rise to the adjustment in the Exercise Price being calculated shall be taken into account).

         For purposes of this SECTION 3(A), the following paragraphs (1) to (6), inclusive, shall also be applicable:

                  (1) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions, fees, or other expenses allowed, paid, or incurred by the Corporation for any underwriting or placement or otherwise in connection with the issuance and sale thereof.

                  (2) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors, irrespective of any accounting treatment.

                  (3) In the case of the issuance of (x) options or warrants to purchase or rights to subscribe for Common Stock, (y) securities by their terms convertible into or exchangeable for Common Stock or (z) options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities:

                           (A) the aggregate  maximum number of shares of Common
                  Stock deliverable upon exercise of such options or warrants to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options, warrants, or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (1) and (2) above), if any, received by the Corporation upon the issuance of such options, warrants, or rights plus the minimum purchase price provided in such options, warrants, or rights for the Common Stock covered thereby;

                           (B) the aggregate  maximum number of shares of Common
                  Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options, warrants, or rights were issued and for a consideration equal to the consideration received by the

                  Corporation for any such securities and related options, warrants, or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options, warrants, or rights (the consideration in each case to be determined in the manner provided in subdivisions (1) and (2) above); and

                           (C) on any  change in the  number of shares of Common
                  Stock deliverable upon exercise of any such options, warrants, or rights or conversions of or exchange for such convertible or exchangeable securities or any change in the consideration to be received by the Corporation upon the exercise of any such options, warrants, or rights or conversions of or exchange for such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to the Exercise Price that would have applied had the adjustment (made upon the issuance of such options, rights, or securities not converted prior to such change or options or rights related to such securities not converted prior to such change) been made upon the basis of such change.

                  (4) In the case of issuance of stock appreciation rights, phantom stock options, or any other contractual arrangements ("SAR'S") that provide payments or benefits related to the value of securities ("BASE SECURITIES") of the Company, the equivalent number of Base Securities shall be deemed to be issued and outstanding, except that such Base Securities shall not be deemed to be outstanding when calculating an adjustment to the Exercise Price otherwise required hereunder as a result of the future issuance of other securities. The issuance price of any Base Security treated as issued pursuant to this subdivision (4) shall be deemed to be the base value of the Base Security established in the SAR for purposes of calculating payments due under the SAR as the result of appreciation of the Base Security. For example, if an employee is granted the right to receive cash equal to the future value of a specified number of shares of Common Stock in excess of $3.00 per share, for the purposes of this SECTION 3 such shares of Common Stock would be deemed to be issued at $3.00 per share.

                  (5) In the case of any future contingent agreement to issue securities, the securities shall be deemed to be outstanding at the time such agreement is entered into (except that such securities shall not be deemed to be outstanding when calculating an adjustment to the Exercise Price otherwise required hereunder as a result of the future issuance of other securities). The sale price of such securities and the sale price of any securities actually issued at the time of such agreement shall be determined for purposes of this SECTION 3 by dividing the sum of the number of securities actually issued and the securities issuable upon satisfaction of the contingency by the total consideration received by the Corporation in connection with such agreement. If the number of securities contingently issuable is not determinable until the contingency occurs, the maximum number of securities issuable upon such occurrence shall be deemed issued at the time of such agreement. If the maximum number of securities is not determinable until the contingency occurs, then upon occurrence of the contingency all securities issued pursuant to the agreement shall be deemed to have been issued at the time the agreement was entered into for the total consideration received by the Corporation pursuant to the agreement and, if such consideration per share of Common Stock is less than the Exercise Price at the time of such agreement, a retroactive adjustment to the Exercise Price shall be made.

                  (6) The Corporation is a party to that certain Agreement and Plan of Merger and Reorganization dated as of July 1, 1999 (the "LOCKWOOD AGREEMENT") by and among the Corporation, Lockwood Acquisitions Corp., Lockwood Sign Group and the shareholders of Lockwood Sign Group (the "LOCKWOOD SHAREHOLDERS"). The issuance to the Lockwood Shareholders of (i) 415,000 shares of Common Stock pursuant to
         Section 1.4(a)(ii) of the Lockwood Agreement and (ii) up to 285,000 shares of Common Stock pursuant to Section 1.9(a), (b) and (c) of the Lockwood Agreement shall not give rise to an adjustment of the Exercise Price under Section 3 hereof; provided, however, if the Corporation issues additional shares of Common Stock to the Lockwood Shareholders under Section 1.4(c) or pays additional consideration to the Lockwood Shareholders under Section 1.9(d) of the Lockwood Agreement (in shares of Common Stock), the issuance of shares of Common Stock under Section 1.4(c) and the issuance of shares of Common Stock and the payment of consideration (in shares of Common Stock or otherwise) under Section 1.9(d) shall be considered to be events which may give rise to an adjustment of the Exercise Price under Section 3, as follows:

                  (A) In the case of the issuance of additional shares of Common Stock under Section 1.4(c) of the Lockwood Agreement, each share of Common Stock issued under Section 1.4(c) of the Lockwood Agreement shall be considered issued for the Average Trading Price (as defined in the Lockwood Agreement) of the Common Stock for the last 31 calendar days of the Measuring Period (as defined in the Lockwood Agreement).

                  (B) In the case of the payment of additional shares of Common Stock under Section 1.9(d) of the Lockwood Agreement, each share of Common Stock issued under Section 1.9(d) of the Lockwood Agreement shall be considered issued for the Average Trading Price (as defined in the Lockwood Agreement) during the last 31 days of the Contingent Measuring Period (as defined in the Lockwood Agreement).

         (b) If, at any time, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision, or split-up, the Exercise Price shall be proportionately decreased so that the number of shares of Common Stock issuable on exercise of this Warrant pursuant to SECTION 2 above shall be increased in proportion to such increase in outstanding shares.

         (c) If, at any time, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Exercise Price shall be appropriately increased so that the number of shares of Common Stock issuable on exercise of this Warrant pursuant to SECTION 2 above shall be decreased in proportion to such decrease in outstanding shares.

         (d) If, at any time, the Corporation shall fix a record date for the making of a dividend or distribution to the holders of its Common Stock of assets (other than regular cash dividends out of earned surplus), evidences of its indebtedness, subscription rights, or warrants, then in each such case the Exercise Price shall be reduced to the amount determined by multiplying (i) the Exercise Price in effect immediately prior to such record date by (ii) a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock (including as outstanding all shares of Common Stock issuable upon conversion of convertible securities of the Corporation, except for Series A-1 Convertible Preferred Stock issued pursuant to the Guarantee Agreement, and issuable upon the exercise of warrants, except for this Warrant and other warrants issued pursuant to the Guarantee Agreement and the Purchase Agreement, and options of the Corporation) multiplied by the current Exercise Price, less the fair market value (as determined in good faith by the Company's Board of Directors) of the portion of the assets or evidences of indebtedness to be distributed or of such subscription rights or warrants, and of which the denominator shall be the total number of outstanding shares of Common Stock on such record date (including as outstanding all shares of Common Stock issuable upon conversion of convertible securities of the Corporation, except for Series A-1 Convertible Preferred Stock issued pursuant to the Guarantee Agreement, and issuable upon the exercise of warrants, except for this Warrant and other warrants issued pursuant to the Guarantee Agreement and the Purchase Agreement, and options of the Corporation) multiplied by the current Exercise Price. Such adjustment shall be made successively whenever such a record date is fixed and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution.

         (e) Whenever  the Exercise  Price shall be adjusted as provided in this
SECTION 3, the Corporation shall forthwith deliver to the holder hereof a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the Exercise Price and number of shares of Common Stock subject hereto, such statement to be sent by first-class certified mail, return receipt requested, postage prepaid.

         4. STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes (other than income taxes and other taxes on the holder), liens, and charges with respect to the issue thereof. The Corporation will take all such action as may be reasonably necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements, of any securities exchange or market upon which the Common Stock of the Corporation may be listed or traded. The Corporation has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are not preemptive rights associated with such shares.

         5. ISSUE TAX. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the holder for any issuance tax in respect thereof provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder.

         6. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         7. CONSOLIDATION, MERGER, OR SALE. If at any time the holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock by reason of any capital reorganization or reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with another corporation, the sale of all or substantially all of the Corporation's assets to another corporation or otherwise (a "SIGNIFICANT TRANSACTION") and this Warrant has not expired as of the effective date of such Significant Transaction then, as a condition of such Significant Transaction or other transaction, lawful and adequate provisions shall be made whereby the holder shall thereafter have the right to purchase upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities, or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable had such Significant Transaction or other transaction not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of this Warrant (including an immediate adjustment, by reason of such Significant Transaction or other transaction, of the Exercise Price to the value for the Common Stock reflected by the terms of such Significant Transaction or other transaction if the value so reflected is less than the Exercise Price). To the extent that this Warrant has not expired, the Corporation will not effect any such Significant Transaction or other transaction unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the holder of this Warrant in accordance with SECTION 13 below, the obligation to deliver to holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, holder may be entitled to receive.

         8.       NOTICES OF RECORD DATES.  In the event of:

         (a) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, or any transfer of all or substantially all the assets of the Corporation to, or consolidation or merger of the Corporation with or into, any other corporation, or

         (c)  any  voluntary  or  involuntary   dissolution,   liquidation,   or
winding-up of the Corporation,

then and in each such event the Corporation will give notice to the holder of this Warrant specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution, or right and stating the amount and character of such dividend, distribution, or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation, or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation, or winding-up. Such notice shall be given at least 10 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended, or to a favorable vote of stockholders, if either is required.

         9. NO STOCKHOLDER RIGHTS OR LIABILITIES. This Warrant shall not entitle the holder to any voting rights or other rights as a stockholder of the Corporation. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise price or as a shareholder of the Corporation, whether such liability is asserted by the Corporation or by creditors of the Corporation.

         10. TRANSFERABILITY. The holder of this Warrant may transfer this Warrant and the rights represented thereby, in whole or in part, at any time prior to the applicable expiration date set forth in SECTION 1 above, without the prior written consent of the Corporation or any other party; provided that any transfer may only be made in compliance with federal and applicable state securities laws or exemptions therefrom. No transfer of this Warrant shall be effective unless and until registered on the books of the Corporation maintained for such purpose, and the Corporation may treat the registered holders as the absolute owner of this Warrant for all purposes and the person entitled to exercise the rights represented hereby until such a transfer is so registered. Any transferee of this Warrant, by its acceptance thereof, agrees to be bound by all of the terms and conditions of this Warrant. The provisions of this SECTION 10 shall not apply to Common Stock issued upon exercise of this Warrant.

         11. INVESTMENT REPRESENTATION AND LEGEND. The holder, by acceptance of this Warrant, represents and warrants to the Corporation that it is acquiring the Warrant and will acquire the shares of Common Stock (or other securities) issuable upon the exercise hereof for investment purposes only and not with a view toward the distribution thereof in violation of applicable securities laws. The holder, by acceptance of this Warrant, agrees that the Corporation may affix a legend to certificates for shares of Common Stock issued upon exercise of this Warrant substantially similar to the legend set forth in the Investors' Rights Agreement dated the date hereof. The holder hereof shall have the right to registration under the Securities Act of 1933 of the shares of Common Stock issued upon exercise of this Warrant pursuant to the Investors' Rights Agreements.

         12. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated, or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone other than the holder of the new Warrant.

         13. NOTICES. All notices, requests, and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, return receipt requested, if to the holder at:


                               Renaissance US Growth & Income Trust PLC
                               8080 North Central Expressway
                               Suite 210-LB59
                               Dallas, Texas  75206
                               Attention:  Bob Pearson

and, if to the Corporation, at:

                               Display Technologies, Inc.
                               5029 Edgewater Drive
                               Orlando, Florida 32810
                               Attention:  President

or at such other address as shall be furnished to either party by notice from the other.


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


         IN WITNESS WHEREOF, the Corporation has executed this Warrant under seal on and as of the day and year first above written.



                                           DISPLAY TECHNOLOGIES, INC.


                                           By:  /s/ J. William Brandner
                                              ----------------------------------
                                           Its:  President
                                               ---------------------------------


                                           Attest:  /s/ Marshall S. Harris
                                                  ------------------------------

                                           Its:  Secretary
                                                 -------------------------------

                                                    [CORPORATE SEAL]


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